UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2021

KAISER ALUMINUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 200 Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)

(949) 614-1740

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, at the 2021 Annual Meeting of Stockholders of Kaiser Aluminum Corporation (the “ Company”), the Company’s stockholders approved the Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan (the “2021 Plan”). The 2021 Plan authorizes the compensation committee of the Company's board of directors to provide equity-based compensation in the form of stock options, appreciation rights (or SARs), restricted stock, restricted stock units (or RSUs), performance shares, performance units, dividend equivalents and certain other awards denominated or payable in, or otherwise based on, the Company's common stock or factors that may influence the value of the Company's common stock, plus cash incentive awards, for the purpose of providing the Company's officers and other key employees (and those of our subsidiaries), the Company's non-employee directors, and potentially certain non-employees who perform employee-type functions, incentives and rewards for performance.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held its 2021 Annual Meeting of Stockholders. Below are the matters that were voted upon at the meeting and the final voting results as reported by our inspector of elections.

(1)Election of Directors - The stockholders elected three Class III directors, each for a term expiring at the Company's 2024 Annual Meeting of Stockholders. Each received the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
David Foster	14,349,169	697,192	280,380
Leo Gerard	15,030,165	16,196	280,380
Emily Liggett	14,972,537	73,824	280,380

The other directors with terms continuing after the 2021 Annual Meeting of Stockholders are Keith A. Harvey, Jack A. Hockema, Lauralee E. Martin, Alfred E. Osborne, Jr., Teresa M. Sebastian, Donald J. Stebbins, Thomas M. Van Leeuwen and Brett Wilcox.

(2)Advisory Vote on Executive Compensation - The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,218,508	823,513	4,340	280,380

The number of shares voting “for” constituted 94.5% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

(3)Ratification of the Selection of Independent Registered Public Accounting Firm - The stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2021. The voting results were as follows:

For	Against	Abstain
15,072,225	239,595	14,922

The number of shares voting “for” constituted 98.3% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

(4)Approval of the Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan - The stockholders approved the 2021 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,745,482	297,612	3,267	280,380

The number of shares voting “for” constituted 98.0% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary

Date: June 3, 2021